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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8K

                                 CURRENT REPORT


                            Current Report Pursuant
                           to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934




Date of Report: October 3, 1995
Date of earliest event reported: October 3, 1995



                           FIRST AMERICAN CORPORATION
             (Exact name of registrant as specified in its charter)



                                   TENNESSEE
                 (State or other jurisdiction of incorporation)


         0-6198                                           62-0799975
(Commission File Number)                                  (I.R.S. Employer
                                                          Identification No.)


FIRST AMERICAN CENTER, NASHVILLE, TENNESSEE               37237-0700
(Address of principal executive offices)                  (Zip Code)





       Registrant's telephone number, including area code (615) 748-2000
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Item 5.          Other Event
-------          -----------

                 As previously reported by Current Reports on Forms 8-K dated February 23, 1995, May 22, 1995, and August 15, 1995, respectively, First American has entered into a definitive Agreement and Plan of Merger dated February 21, 1995 with Heritage Federal Bancshares, Inc., and a definitive Agreement and Plan of Reorganization dated May 17, 1995 with Charter Federal Savings Bank. Attached hereto and incorporated by reference herein as Exhibit 99 (a) is revised First American unaudited pro forma combined condensed financial data in respect to these transactions.




Exhibit No.               Description
-----------               -----------

         2 (a). Agreement and Plan of Merger dated February 21, 1995 by and between Heritage Federal Bancshares, Inc. and First American Corporation (previously filed as
                          Exhibit 2 to a Current Report on Form 8-K dated February 23, 1995, and incorporated herein by reference).

         2 (b). Agreement and Plan of Reorganization dated May 17, 1995 by and between Charter Federal Savings Bank and First American Corporation (previously filed as
                          Exhibit 2 to a current Report on Form 8-K dated May 22, 1995, and incorporated herein by reference).


         20 (a). Press release dated February 21, 1995 (previously filed as Exhibit 20 (a) to a Current Report on Form 8-K dated February 23, 1995, and incorporated herein by reference).

         20 (b). Press release dated February 22, 1995 (previously filed as Exhibit 20 (b) to a Current Report on Form 8-K dated February 23, 1995, and incorporated herein by reference).

         20 (c).          Press Release dated May 17, 1995 (previously filed as
                          Exhibit 20 to a Current Report on Form 8-K dated May 22, 1995, and incorporated herein by reference).


         99. First American Corporation unaudited pro forma combined condensed financial data reflecting acquisition by First American of Heritage Federal Bancshares, Inc. and Charter Federal Savings Bank (previously filed as Exhibit 99 to a Current Report on Form 8-K dated August 15, 1995, and incorporated herein by reference).

         99 (a). Revised First American Corporation unaudited pro forma combined condensed financial data reflecting acquisition by First American of Heritage Federal Bancshares, Inc. and Charter Federal Savings Bank





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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                        FIRST AMERICAN CORPORATION
                                        --------------------------
                                        (Registrant)


Date: October 3, 1995                   /s/   Mary Neil Price
                                        --------------------------------
                                        Name:  Mary Neil Price
                                        Title: Senior Vice President and
                                               Assistant Secretary





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                                 EXHIBIT INDEX


Exhibit No:               Description
-----------               -----------

2 (a) Agreement and Plan of Merger dated February 21, 1995, by and between Heritage Federal Bancshares, Inc. and First American Corporation (incorporated by reference)

2 (b) Agreement and Plan of Reorganization dated May 17, 1995, by and between Charter Federal Savings Bank and First American Corporation (incorporated by reference)

20 (a) Press release dated February 21,1995 (incorporated by reference)

20 (b) Press release dated February 22, 1995 (incorporated by reference)

20 (c) Press Release dated May 17, 1995 (incorporated by reference)

99). First American Corporation unaudited pro forma combined condensed financial data reflecting acquisition by First American of Heritage Federal Bancshares, Inc. and Charter Federal Savings Bank (incorporated by reference).

99 (a). Revised First American Corporation unaudited pro forma combined condensed financial data reflecting acquisition by First American of Heritage Federal Bancshares, Inc. and Charter Federal Savings Bank





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